NEWS RELEASE

Media Contact:                             Investor Contact:
Gia L. Oei, 603-929-2489                   Mark J. Connor, 973-515-1989
E-mail: GOei@gentek-global.com             E-mail: MConnor@gentek-global.com



   GENTEK RETAINS GOLDMAN SACHS TO ASSIST IN EXPLORING STRATEGIC ALTERNATIVES



PARSIPPANY, N.J., Nov. 3, 2004 - GenTek (OTC Bulletin Board: GETI), having strengthened its balance sheet and repositioned its core businesses through a reorganization completed in November 2003 and the sale of KRONE in May 2004, has retained Goldman, Sachs & Co. to assist the diversified manufacturer in exploring strategic alternatives. These alternatives could include the possible sale of the company in its entirety.

         "As a result of GenTek's significantly improved operating performance, financial condition and prospects for continued growth, the board of directors has decided that now is the opportune time to explore our alternatives for enhancing shareholder value, potentially by selling the company as a whole to a buyer who can build on our accomplishments," said Richard R. Russell, president and chief executive officer.

         No decision has been made as to whether there will be a sale or any other transaction involving GenTek, and there is no assurance that any transaction will be completed as a result of this review.

                                    - more -

GenTek Retains Goldman Sachs To Assist In Exploring Strategic Alternatives ABOUT GENTEK INC.

         GenTek provides specialty inorganic chemical products and services for petroleum refining, treating water and wastewater, and the manufacture of personal-care products. The company also produces valve-train systems and components for automotive engines and wire harnesses for large home appliances and automotive suppliers, as well as other cable products. GenTek operates over 60 manufacturing facilities and technical centers and has more than 6,900 employees.

         GenTek's 1,000-plus customers include many of the world's leading manufacturers of cars and trucks, heavy equipment, appliances and office equipment, in addition to global energy companies and makers of personal-care products. Additional information about the company is available at www.gentek-global.com.

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements, other than statements of historical facts, included herein may constitute forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, there can be no assurances that these assumptions and expectations will prove to have been correct. Important factors that could cause actual results to differ from these expectations include, among others, the impact of our reorganization under Chapter 11; our ability to fund and execute our business plan; potential adverse developments with respect to our liquidity or results of operations; our outstanding indebtedness and leverage; the impact of the restrictions imposed by our indebtedness; the high degree of competition in certain of our businesses, and the potential for new competitors to enter into those businesses; continued or increased price pressure in our markets; customers and suppliers seeking contractual and credit terms less favorable to us; our ability to maintain customers and suppliers that are important to our operations; our ability to attract and retain new customers; the impact of possible substantial future cash funding requirements for our pension plans, particularly if investment returns on pension assets are lower than assumed; the extent to which we undertake dispositions and new acquisitions or enter into strategic joint ventures or partnerships and their implementation; the impact of any possible failure to achieve targeted cost reductions; increases in the cost of raw materials, including energy and other inputs used to make our products; our ability to attract, retain and compensate key executives and employees; future modifications to existing laws and regulations affecting the environment, health and safety; discovery of unknown contingent liabilities, including environmental contamination at our facilities; suppliers' delays or inability to deliver key raw materials; breakdowns or closures of our or certain of our customers' plants or facilities; inability to obtain sufficient insurance coverage or the terms thereof; domestic and international economic conditions, fluctuations in interest rates and in foreign currency exchange rates; the cyclical nature of certain of our businesses and markets; the potential that actual results may differ from the estimates and assumptions used by management in the preparation of the consolidated financial statements; future technological advances which may affect our existing product lines; and other risks detailed from time to time in our SEC reports. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur.
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